UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2017

Date of reporting period:	May 1, 2016 — October 31, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing®

Putnam INVESTMENTS

# Putnam Multi-Cap Value Fund

**Semiannual report**
**10 | 31 | 16**

**Value funds** look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

**FUND SYMBOL**
**CLASS A**
**PMVAX**

Putnam
Multi-Cap Value
Fund

Semiannual report
10 | 31 | 16

Message from the Trustees	1

About the fund	2

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Trustee approval of management contract	16

Financial statements	20

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Value stocks may fail to rebound, and the market may not favor value-style investing. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

December 9, 2016

Dear Fellow Shareholder:

The U.S. presidential election is now behind us, but the transitional period in Washington, D.C., may bring bouts of volatility to the financial markets. Election campaigns are often followed by uncertainty regarding the new administration, and new presidents may seek to make legislative changes to economic policies.

If recent history is a worthy guide, we believe it is important for investors to remain well diversified, maintain a long-term view, and not overreact to volatile markets. To help ensure that your portfolio is aligned with your individual goals, time horizon, and tolerance for risk, we believe it is a good idea to speak regularly with your financial advisor.

In today’s environment, we favor the investment approach practiced at Putnam — active strategies based on fundamental research. Putnam portfolio managers, backed by a network of global analysts, bring years of experience to navigating changing market conditions and pursuing investment opportunities. In the following pages, you will find an overview of your fund’s performance for the reporting period ended October 31, 2016, as well as an outlook for the coming months.

Thank you for investing with Putnam.

About the fund

Seeking undervalued companies before their potential is recognized

Hidden opportunities and flexibility are key ingredients in the strategy of Putnam Multi-Cap Value Fund. The fund's manager looks for investment potential in stocks that are currently out of favor with investors. Introduced in 1999 as Putnam Mid Cap Value Fund, the fund now has the flexibility to invest in a wider range of companies under its multi-cap value investment mandate.

The fund can invest in small companies that are in their emerging or expansionary phases, and these companies can remain in the fund's portfolio even as they grow larger. Historically, investing in stocks of smaller companies comes with the risk of greater price fluctuations. Combining small-cap and mid-cap stocks with those of larger, more established companies provides a more diversified approach to help manage those risks.

The fund is managed in the value style, which means the manager seeks stocks that he believes are attractively priced in relation to the company's earnings and growth potential. A stock price may be low because the company is being underestimated or because its industry is in the midst of a downturn. Often, companies in the portfolio are undergoing changes that may lift their stock prices, such as restructuring, introduction of new products, or streamlining of operations to cut costs.

Supported by a team of research analysts, the fund's manager uses his stock-picking expertise and Putnam resources to identify opportunities. Putnam's analysts generate independent research and visit regularly with companies, seeking information that has not already factored into stock prices.

Putnam Multi-Cap Value Fund holdings have spanned industries over time.

2000

COMERICA
Financial services company with bank locations in several U.S. states

2001

MAYTAG
Manufacturer of kitchen and laundry appliances

2002

KELLOGG
Leading producer of cereal and convenience foods

R
R

2004

BURLINGTON NORTHERN SANTA FE
Provider of railroad transportation services in North America

2007

MCAFEE
Provider of software security and services

2015

THE TJX COMPANIES
An off-price apparel and home fashions retailer

2 Multi-Cap Value Fund

Multi-cap investing at Putnam

Putnam's suite of multi-cap equity funds is designed to provide a streamlined approach to investing across the broad universe of U.S. stocks. Each fund invests with a specific style and has the flexibility to invest in companies of all sizes.

The fund managers can select stocks from across their style universe, regardless of company size. The managers can own stocks throughout a company's entire growth cycle, without capitalization restraints that might force them to sell holdings that get too large, or that would prevent them from taking advantage of certain attractively priced stocks.

Supported by a strong research team, the managers use their stock-picking expertise to identify opportunities and manage risk.

Putnam Multi-Cap Growth Fund targets stocks of companies that are believed to offer above-average growth potential and long-term capital appreciation.

Putnam Multi-Cap Value Fund targets companies whose stocks Putnam believes are priced below their long-term potential, and where there may be a catalyst for positive change. The fund's primary objective is capital appreciation, and, secondarily, current income.

Putnam Multi-Cap Core Fund uses a blend strategy, investing in both growth stocks and value stocks, seeking capital appreciation for investors.

Identified holdings were held during the year indicated; holdings will vary over time. The fund may not have continued to hold the security in the portfolio, and may have sold it at a loss. Performance of identified holdings in a year may not be representative of the fund's returns during the same period. Securities purchased in the future may not generate similar returns. This is not an offer to sell or a recommendation to buy any individual security. For more information on current fund holdings, see pages 21–25.

Multi-Cap Value Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 10/31/16. See above and pages 10–11 for additional fund performance information. Index descriptions can be found on page 14.

4 Multi-Cap Value Fund

Jim has an M.B.A. from Babson College and a B.A. from Colby College. He joined Putnam in 1998 and has been in the investment industry since 1994.

What factors influenced the equity markets during the six-month period ended October 31, 2016?

There were a number of influences affecting the markets during the period. If we step back to late 2015 and the beginning of 2016, investors were worried about worldwide economic growth. They were concerned about slowing growth in China, slack global demand for energy, and political rhetoric aimed at addressing high drug prices. In addition, there were worries about how quickly the U.S. Federal Reserve would proceed with its program of normalizing short-term interest rates. By February 2016, stock markets had hit a low point.

What happened thereafter and through most of the six-month period we’re now reviewing was a significant snapback in the prices of many stocks that had been so beaten down in the previous period. Catalysts for this snapback included a turnaround in energy prices, stabilizing growth in China, and generally encouraging economic data in the United States. As a result, there was a pullback in the fortunes of many of the defensive

Multi-Cap Value Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 10/31/16. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 10/31/16. Short-term investments and derivatives, if any, are excluded. Holdings may vary over time.

6 Multi-Cap Value Fund

stocks — whose prices had risen on strong demand from worried investors — and a concurrent rebound in the fortunes of many of the more pro-cyclical stocks.

Not all of the worries about slow global growth abated, however. In late June 2016, with global uncertainty about the economic effects of the British vote to exit from the European Union, many stock investors became sellers, and the markets suffered another stumble. Lost ground was quickly recovered in most markets, however, and in early August, the S&P 500, a bellwether for the broad U.S. stock market, reached an all-time high. Then, as fall approached, uncertainties surrounding the outcome of the U.S. presidential election and the possibility of another Fed interest-rate hike dampened market sentiment.

In the end, the Russell 3000 Value Index posted a solid return of 4.59% for the six months ended October 31, 2016. Value-oriented stocks outpaced their growth-oriented counterparts during the period, while stocks in the lower-capitalization ranges outperformed those in the mid- and large-cap arenas.

How did the fund perform during the six months?

The fund posted a return of 1.30% for the period, underperforming the 4.59% return of its benchmark, the Russell 3000 Value Index.

I am disappointed that the fund did not perform better, especially because the portfolio had a meaningful bias toward smaller-cap stocks, and stocks of smaller companies outperformed those of larger companies. The fund underperformed for two main reasons: one was that our stock selection within the small- and micro-cap spaces was unfavorable during the period; the other was that the portfolio had a cash position that averaged close to 6% for the six months. Since that cash position was not invested in the equity market, it was not able to benefit from the potential gains there. Our decision to hold a greater-than-normal level of cash was based on general uncertainties about where the market was heading during the period and a lack of buying opportunities that I felt comfortable with.

Inopportune security selection in the health-care, utilities, and financials sectors accounted for the largest drags on performance versus the benchmark. The fund also was weighed down by its substantial underweighting in the information technology sector, which produced the benchmark’s largest sector gain during the period. On the positive side, relative performance was aided by the fund’s underweight allocations to the weak-performing telecommunication services and energy sectors. Solid stock picking in the information technology and real-estate sectors also helped.

What individual holdings were the biggest detractors from relative performance?

The most significant detractor was the fund’s large overweight position in NRG Energy, a U.S. integrated power company whose stock price experienced significant swings during the period. NRG’s fortunes are closely tied to the price of natural gas, which is one of the primary fuels the company uses to fire its power plants. Since the price of natural gas recovered during the period, we would have expected NRG’s stock price to rise as well. The stock ended the period lower, however, which may have been a result of investor concerns about the amount of debt on NRG’s balance sheet. We continued to believe in the company’s long-term prospects and continued to hold the stock at period-end.

Three of the next four names on the fund’s largest detractors list were health-care stocks,

Multi-Cap Value Fund 7

and as a sector, health care performed relatively poorly during the six-month period. This classically defensive sector’s weak performance was partially a result of the shift toward more pro-cyclical stocks during the period and partially a response to the political rhetoric in the U.S. presidential campaigns about how to combat rising health-care costs. These detracting holdings included Teva Pharmaceutical Industries, a large multinational maker of generic drugs based in Israel; Mallinckrodt, a U.K.-based producer of specialty pharmaceuticals; and Allergan, an Irish manufacturer of branded and generic pharmaceuticals that sold its generic drug business to Teva during the six-month period. I continued to have conviction in the long-term prospects of each of these stocks and continued to hold all three at period-end.

What stocks contributed to the fund’s relative performance?

The three largest contributors to performance relative to the benchmark were all deep-value stocks in which the fund had substantial overweight positions. Topping the list was Computer Sciences Corp. [CSC], a U.S. multinational company that provides information technology and professional services to clients in both the public and private sectors. CSC continued to gain investor support through its ability to grow earnings and generate cash flow by creating greater operational efficiencies. The stock also performed well as investors responded favorably to its May 2016 announcement that it had agreed to acquire a division of Hewlett Packard.

Avon Products was the fund’s second-biggest contributor. This multinational maker of beauty, household, and personal products has done well since it sold its North American business to a private equity partner and concentrated its business in Europe.

The share price of chemicals company Axiall, a U.S. maker of commodity materials and building products, soared during the period after it was announced in June 2016 that the company would be acquired by Westlake Chemical to form the second-largest North American maker of vinyl products used in pipe, siding, and decks.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 Multi-Cap Value Fund

What is your near-term outlook for multi-cap value stocks?

My investment strategy did not change during the period, nor do I expect it to change much as we move through the end of this year and into 2017. I continue to have a three-pronged approach to the multi-cap value universe. I try to find good-quality companies. I look for relative-value buys. And I seek out deep-value stocks that I believe can deliver significant growth over a period of two to three years.

What will the investment environment be like over the next six months or so? That’s another question altogether. From my perspective, I think there may be the potential for some change in market sentiment after the 2016 U.S. presidential election. That aside, I think there still are a set of fundamental worries surrounding the pace of growth in the U.S. and global economies, which may prolong the uncertainties about future Fed rate hikes.

Thanks, Jim, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Multi-Cap Value Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2016, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/16

	Annual average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Class A (11/1/99)
Before sales charge	9.45%	81.93%	6.17%	83.48%	12.91%	18.27%	5.75%	1.69%	1.30%

After sales charge	9.07	71.47	5.54	72.93	11.58	11.47	3.68	–4.16	–4.53

Class B (1/16/01)
Before CDSC	9.21	75.21	5.77	76.66	12.05	15.65	4.97	0.93	0.91

After CDSC	9.21	75.21	5.77	74.66	11.80	12.70	4.07	–3.75	–4.09

Class C (1/16/01)
Before CDSC	8.63	68.75	5.37	76.68	12.06	15.64	4.96	0.86	0.86

After CDSC	8.63	68.75	5.37	76.68	12.06	15.64	4.96	–0.07	–0.14

Class M (1/16/01)
Before sales charge	8.90	72.96	5.63	78.88	12.33	16.49	5.22	1.12	1.00

After sales charge	8.68	66.90	5.26	72.62	11.54	12.42	3.98	–2.42	–2.53

Class R (4/1/03)
Net asset value	9.19	77.56	5.91	81.17	12.62	17.42	5.50	1.43	1.15

Class Y (4/2/02)
Net asset value	9.69	86.67	6.44	85.69	13.18	19.17	6.02	1.92	1.41

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 2% in the fifth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after five years.

10 Multi-Cap Value Fund

Comparative index returns For periods ended 10/31/16

	Annual average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Russell 3000
Value Index	6.29%	67.74%	5.31%	85.62%	13.17%	23.64%	7.33%	6.55%	4.59%

Lipper Multi-Cap
Value Funds	6.55	65.15	5.02	72.22	11.41	16.24	5.09	3.21	3.05
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 10/31/16, there were 354, 343, 301, 271, 204, and 64 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 10/31/16

	Class A		Class B	Class C	Class M		Class R	Class Y

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

4/30/16	$17.72	$18.80	$16.44	$16.35	$16.95	$17.56	$17.33	$17.74

10/31/16	17.95	19.05	16.59	16.49	17.12	17.74	17.53	17.99

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter Total return for periods ended 9/30/16

	Annual average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months

Class A (11/1/99)
Before sales charge	9.67%	97.09%	7.02%	112.81%	16.31%	27.66%	8.48%	9.88%	5.80%

After sales charge	9.29	85.75	6.39	100.58	14.94	20.32	6.36	3.56	–0.29

Class B (1/16/01)
Before CDSC	9.43	89.81	6.62	104.90	15.43	24.85	7.68	9.07	5.44

After CDSC	9.43	89.81	6.62	102.90	15.20	21.85	6.81	4.07	0.44

Class C (1/16/01)
Before CDSC	8.85	82.84	6.22	105.00	15.44	24.88	7.69	9.11	5.41

After CDSC	8.85	82.84	6.22	105.00	15.44	24.88	7.69	8.11	4.41

Class M (1/16/01)
Before sales charge	9.13	87.33	6.48	107.60	15.73	25.80	7.95	9.34	5.52

After sales charge	8.90	80.78	6.10	100.34	14.91	21.39	6.68	5.51	1.83

Class R (4/1/03)
Net asset value	9.40	92.22	6.75	110.23	16.02	26.74	8.22	9.61	5.63

Class Y (4/2/02)
Net asset value	9.91	102.28	7.30	115.57	16.61	28.69	8.77	10.22	5.96

See the discussion following the fund performance table on page 10 for information about the calculation of fund performance.

Multi-Cap Value Fund 11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 4/30/16*	1.08%	1.83%	1.83%	1.58%	1.33%	0.83%

Annualized expense ratio for the
six-month period ended 10/31/16	1.09%	1.84%	1.84%	1.59%	1.34%	0.84%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Restated to reflect current fees resulting from a change to the fund’s investor servicing arrangements effective September 1, 2016.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 5/1/16 to 10/31/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.53	$9.32	$9.32	$8.06	$6.79	$4.26

Ending value (after expenses)	$1,013.00	$1,009.10	$1,008.60	$1,010.00	$1,011.50	$1,014.10

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12 Multi-Cap Value Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 10/31/16, use the following calculation method. To find the value of your investment on 5/1/16, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.55	$9.35	$9.35	$8.08	$6.82	$4.28

Ending value (after expenses)	$1,019.71	$1,015.93	$1,015.93	$1,017.19	$1,018.45	$1,020.97

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Multi-Cap Value Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 2% during the fifth year. After the fifth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000 Value Index is an unmanaged index of those companies in the broad-market Russell 3000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14 Multi-Cap Value Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2016, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2016, Putnam employees had approximately $492,000,000 and the Trustees had approximately $132,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Multi-Cap Value Fund 15

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2016, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided, as well as supplemental information provided in response to an additional request made by the Contract Committee. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2016, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 24, 2016 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2016. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not attempted to evaluate PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the continued application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some

16 Multi-Cap Value Fund

years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2015. These expense limitations were: (i) a contractual expense limitation applicable to specified retail open-end funds, including your fund, of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds, including your fund, had sufficiently low expenses that these expense limitations were not operative during their fiscal years ending in 2015. Putnam Management has agreed to maintain these expense limitations until at least August 30, 2017 and to reduce the contractual expense limitation on investor servicing fees and expenses from 32 basis points to 25 basis points effective September 1, 2016. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2015. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2015 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends

Multi-Cap Value Fund 17

in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, sub-advised third-party mutual funds, and the like. This information included comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2015 was a year of mixed performance results for the Putnam funds, with generally strong results for the international equity, global sector and global asset allocation funds, but generally disappointing results for the U.S. and small-cap equity, Spectrum and fixed income funds. They noted that the longer-term performance of the Putnam funds generally continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 18th-best performing mutual fund complex out of 58 complexes for the five-year period ended December 31, 2015. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2015 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons

18 Multi-Cap Value Fund

of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper Multi-Cap Value Funds) for the one-year, three-year and five-year periods ended December 31, 2015 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	1st

Five-year period	2nd

For the three-year period ended December 31, 2015, your fund’s performance was in the top decile of its Lipper peer group. Over the one-year, three-year and five-year periods ended December 31, 2015, there were 310, 271 and 231 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees also considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Multi-Cap Value Fund 19

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

20 Multi-Cap Value Fund

The fund’s portfolio 10/31/16 (Unaudited)

COMMON STOCKS (92.1%)*	Shares	Value

Aerospace and defense (3.1%)

General Dynamics Corp.	22,500	$3,391,650

L-3 Communications Holdings, Inc.	21,086	2,887,517

Northrop Grumman Corp.	30,600	7,007,400

		13,286,567

Auto components (0.2%)

Adient PLC (Ireland) †	14,204	646,424

		646,424

Banks (8.4%)

BankUnited, Inc.	80,254	2,338,602

Capital Bank Financial Corp. Class A	61,300	2,007,575

First Republic Bank	109,000	8,112,870

KeyCorp	404,600	5,712,952

Old National Bancorp S	187,000	2,748,900

PacWest Bancorp	225,400	9,780,106

Regions Financial Corp.	440,400	4,716,684

		35,417,689

Beverages (0.7%)

Molson Coors Brewing Co. Class B	28,600	2,968,966

		2,968,966

Building products (1.4%)

Johnson Controls International PLC	142,049	5,727,416

		5,727,416

Capital markets (1.2%)

E*Trade Financial Corp. †	179,900	5,065,984

		5,065,984

Chemicals (3.0%)

CF Industries Holdings, Inc.	50,700	1,217,307

Dow Chemical Co. (The) S	131,317	7,066,168

W.R. Grace & Co.	69,200	4,633,632

		12,917,107

Commercial services and supplies (0.7%)

Deluxe Corp.	49,800	3,047,760

		3,047,760

Communications equipment (0.7%)

Harris Corp.	34,300	3,059,903

		3,059,903

Containers and packaging (8.2%)

Ball Corp.	146,700	11,306,169

Graphic Packaging Holding Co.	468,600	5,857,500

Sealed Air Corp.	124,900	5,699,187

Silgan Holdings, Inc. S	228,449	11,639,477

		34,502,333

Electric utilities (2.8%)

Edison International	58,300	4,283,884

Exelon Corp.	221,000	7,529,470

		11,813,354

Multi-Cap Value Fund 21

COMMON STOCKS (92.1%)* cont.	Shares	Value

Electrical equipment (2.1%)

AMETEK, Inc.	203,275	$8,964,428

		8,964,428

Electronic equipment, instruments, and components (0.5%)

Avnet, Inc.	51,000	2,139,450

		2,139,450

Equity real estate investment trusts (REITs) (5.0%)

Equity Residential Trust	63,600	3,927,300

HCP, Inc. S	123,300	4,223,025

Host Hotels & Resorts, Inc. S	164,200	2,541,816

NorthStar Realty Finance Corp.	712,650	10,347,678

		21,039,819

Food products (2.2%)

JM Smucker Co. (The)	48,500	6,368,535

Pinnacle Foods, Inc.	58,996	3,033,574

		9,402,109

Health-care equipment and supplies (3.5%)

Becton Dickinson and Co.	26,100	4,382,451

Boston Scientific Corp. †	186,100	4,094,200

C.R. Bard, Inc.	29,900	6,478,732

		14,955,383

Health-care providers and services (0.2%)

MEDNAX, Inc. †	14,100	863,625

		863,625

Hotels, restaurants, and leisure (2.3%)

Penn National Gaming, Inc. †	261,100	3,376,023

Wynn Resorts, Ltd.	65,400	6,183,570

		9,559,593

Independent power and renewable electricity producers (0.9%)

NRG Energy, Inc.	373,200	3,967,116

		3,967,116

Industrial conglomerates (1.3%)

Honeywell International, Inc.	49,657	5,446,380

		5,446,380

Insurance (6.5%)

American International Group, Inc.	138,300	8,533,110

Chubb, Ltd.	49,100	6,235,700

Hanover Insurance Group, Inc. (The)	40,300	3,070,457

Hartford Financial Services Group, Inc. (The)	195,534	8,625,005

RLI Corp.	22,075	1,230,461

		27,694,733

IT Services (3.4%)

Computer Sciences Corp.	134,400	7,318,080

Fidelity National Information Services, Inc.	95,300	7,044,576

		14,362,656

Leisure products (0.7%)

Brunswick Corp. S	65,900	2,866,650

		2,866,650

Life sciences tools and services (1.8%)

Agilent Technologies, Inc.	173,600	7,563,752

		7,563,752

22 Multi-Cap Value Fund

COMMON STOCKS (92.1%)* cont.	Shares	Value

Machinery (3.9%)

Snap-On, Inc.	87,300	$13,452,930

Wabtec Corp. S	38,928	3,009,524

		16,462,454

Media (0.6%)

Regal Entertainment Group Class A S	120,460	2,591,095

		2,591,095

Metals and mining (0.9%)

Cliffs Natural Resources, Inc. † S	677,300	3,738,696

		3,738,696

Multi-utilities (1.0%)

Ameren Corp.	83,400	4,165,830

		4,165,830

Oil, gas, and consumable fuels (6.6%)

Apache Corp.	81,400	4,841,672

EOG Resources, Inc.	133,000	12,025,860

Marathon Oil Corp.	530,100	6,986,718

Pioneer Natural Resources Co.	13,900	2,488,378

Range Resources Corp.	45,500	1,537,445

		27,880,073

Personal products (2.3%)

Avon Products, Inc.	1,087,633	7,123,996

Edgewell Personal Care Co. †	33,200	2,503,280

		9,627,276

Pharmaceuticals (5.0%)

Allergan PLC †	41,000	8,566,540

Mallinckrodt PLC †	127,700	7,567,502

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	116,400	4,974,936

		21,108,978

Real estate management and development (0.9%)

RE/MAX Holdings, Inc. Class A	85,516	3,715,670

		3,715,670

Road and rail (5.1%)

Genesee & Wyoming, Inc. Class A †	115,200	7,826,688

Union Pacific Corp.	154,000	13,579,717

		21,406,405

Specialty retail (2.1%)

Michaels Cos., Inc. (The) †	183,153	4,258,307

TJX Cos., Inc. (The)	62,362	4,599,198

		8,857,505

Technology hardware, storage, and peripherals (1.2%)

Western Digital Corp.	86,900	5,078,436

		5,078,436

Textiles, apparel, and luxury goods (1.7%)

Hanesbrands, Inc.	288,400	7,411,880

		7,411,880

Total common stocks (cost $335,414,707)		$389,323,495

Multi-Cap Value Fund 23

CONVERTIBLE PREFERRED STOCKS (1.4%)*	Shares	Value

Allergan PLC Ser. A, 5.50% cv. pfd.	7,451	$5,729,819

Total convertible preferred stocks (cost $7,628,525)		$5,729,819

SHORT-TERM INVESTMENTS (12.8%)*	Shares	Value

Putnam Cash Collateral Pool, LLC 0.74% [d]	29,238,500	$29,238,500

Putnam Short Term Investment Fund 0.50% L	25,016,272	25,016,272

Total short-term investments (cost $54,254,772)		$54,254,772

TOTAL INVESTMENTS

Total investments (cost $397,298,004)		$449,308,086

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2016 through October 31, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

 * Percentages indicated are based on net assets of $422,659,870.

 † This security is non-income-producing.

 d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

 L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

 S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

24 Multi-Cap Value Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$31,933,147	$—	$—

Consumer staples	21,998,351	—	—

Energy	27,880,073	—	—

Financials	68,178,406	—	—

Health care	44,491,738	—	—

Industrials	74,341,410	—	—

Information technology	24,640,445	—	—

Materials	51,158,136	—	—

Real estate	24,755,489	—	—

Utilities	19,946,300	—	—

Total common stocks	389,323,495	—	—

Convertible preferred stocks	—	5,729,819	—

Short-term investments	25,016,272	29,238,500	—

Totals by level	$414,339,767	$34,968,319	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

The accompanying notes are an integral part of these financial statements.

Multi-Cap Value Fund 25

Statement of assets and liabilities 10/31/16 (Unaudited)

ASSETS

Investment in securities, at value, including $28,548,253 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $343,043,232)	$395,053,314
Affiliated issuers (identified cost $54,254,772) (Notes 1 and 5)	54,254,772

Cash	12,212

Dividends, interest and other receivables	811,411

Receivable for shares of the fund sold	383,777

Receivable for investments sold	6,064,248

Prepaid assets	34,091

Total assets	456,613,825

LIABILITIES

Payable for investments purchased	3,683,221

Payable for shares of the fund repurchased	340,028

Payable for compensation of Manager (Note 2)	203,312

Payable for custodian fees (Note 2)	10,106

Payable for investor servicing fees (Note 2)	150,309

Payable for Trustee compensation and expenses (Note 2)	144,690

Payable for administrative services (Note 2)	801

Payable for distribution fees (Note 2)	106,046

Collateral on securities loaned, at value (Note 1)	29,238,500

Other accrued expenses	76,942

Total liabilities	33,953,955

Net assets	$422,659,870

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$364,738,063

Undistributed net investment income (Note 1)	2,543,919

Accumulated net realized gain on investments (Note 1)	3,367,806

Net unrealized appreciation of investments	52,010,082

Total — Representing net assets applicable to capital shares outstanding	$422,659,870

(Continued on next page)

26 Multi-Cap Value Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($321,625,255 divided by 17,919,655 shares)	$17.95

Offering price per class A share (100/94.25 of $17.95)*	$19.05

Net asset value and offering price per class B share ($6,051,324 divided by 364,782 shares)**	$16.59

Net asset value and offering price per class C share ($27,294,279 divided by 1,654,793 shares)**	$16.49

Net asset value and redemption price per class M share ($4,414,760 divided by 257,804 shares)	$17.12

Offering price per class M share (100/96.50 of $17.12)*	$17.74

Net asset value, offering price and redemption price per class R share
($11,981,047 divided by 683,607 shares)	$17.53

Net asset value, offering price and redemption price per class Y share
($51,293,205 divided by 2,850,562 shares)	$17.99

*On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

**Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Multi-Cap Value Fund 27

Statement of operations Six months ended 10/31/16 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $11,873)	$4,817,305

Interest (including interest income of $58,778 from investments in affiliated issuers) (Note 5)	58,782

Securities lending (net of expenses) (Notes 1 and 5)	90,495

Total investment income	4,966,582

EXPENSES

Compensation of Manager (Note 2)	1,205,969

Investor servicing fees (Note 2)	449,092

Custodian fees (Note 2)	9,131

Trustee compensation and expenses (Note 2)	14,855

Distribution fees (Note 2)	632,391

Administrative services (Note 2)	4,960

Other	121,540

Total expenses	2,437,938

Expense reduction (Note 2)	(15,275)

Net expenses	2,422,663

Net investment income	2,543,919

Net realized gain on investments (Notes 1 and 3)	7,126,001

Net unrealized depreciation of investments during the period	(4,197,642)

Net gain on investments	2,928,359

Net increase in net assets resulting from operations	$5,472,278

The accompanying notes are an integral part of these financial statements.

28 Multi-Cap Value Fund

Statement of changes in net assets

	Six months
DECREASE IN NET ASSETS	ended 10/31/16*	Year ended 4/30/16

Operations

Net investment income	$2,543,919	$3,090,517

Net realized gain on investments	7,126,001	9,729,667

Net unrealized depreciation of investments	(4,197,642)	(28,164,041)

Net increase (decrease) in net assets resulting
from operations	5,472,278	(15,343,857)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(3,180,229)

Class B	—	(15,161)

Class C	—	(94,436)

Class M	—	(18,546)

Class R	—	(84,120)

Class Y	—	(470,946)

Net realized short-term gain on investments

Class A	—	(3,142,349)

Class B	—	(73,065)

Class C	—	(259,417)

Class M	—	(39,925)

Class R	—	(124,269)

Class Y	—	(364,657)

From net realized long-term gain on investments
Class A	—	(18,577,577)

Class B	—	(431,957)

Class C	—	(1,533,648)

Class M	—	(236,031)

Class R	—	(734,677)

Class Y	—	(2,155,891)

Increase (decrease) from capital share transactions (Note 4)	(5,622,844)	26,367,825

Total decrease in net assets	(150,566)	(20,512,933)

NET ASSETS

Beginning of period	422,810,436	443,323,369

End of period (including undistributed net investment
income of $2,543,919 and —, respectively)	$422,659,870	$422,810,436

*Unaudited.

The accompanying notes are an integral part of these financial statements.

Multi-Cap Value Fund 29

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS						RATIOS AND SUPPLEMENTAL DATA

												Ratio	Ratio of net
	Net asset		Net realized			From net						of expenses	investment
	value,		and unrealized	Total from	From	realized		Non-recurring	Net asset	Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain on	Total	reimburse-	value, end	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	investments	distributions	ments	of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)

Class A

October 31, 2016**	$17.72	.11	.12	.23	—	—	—	—	$17.95	1.30*	$321,625	.55*	.61*	41*

April 30, 2016	19.81	.15	(.82)	(.67)	(.18)	(1.24)	(1.42)	—	17.72	(3.21)	326,727	1.07[f]	.79[f]	76

April 30, 2015	19.47	.10	1.99	2.09	(.13)	(1.62)	(1.75)	—	19.81	11.02	356,142	1.07	.52	86

April 30, 2014	15.27	.16	4.14	4.30	(.10)	—	(.10)	—	19.47	28.21	327,158	1.11	.88	77

April 30, 2013	13.26	.14	2.08	2.22	(.21)	—	(.21)	—	15.27	16.98	259,910	1.15	1.04	81

April 30, 2012	13.49	.04	(.22)	(.18)	(.05)	—	(.05)	—[e]	13.26	(1.28)	418,178	1.17	.32	82

Class B

October 31, 2016**	$16.44	.04	.11	.15	—	—	—	—	$16.59	.91*	$6,051	.92*	.23*	41*

April 30, 2016	18.47	.01	(.76)	(.75)	(.04)	(1.24)	(1.28)	—	16.44	(3.94)	6,335	1.82[f]	.08[f]	76

April 30, 2015	18.27	(.04)	1.86	1.82	—	(1.62)	(1.62)	—	18.47	10.23	8,138	1.82	(.22)	86

April 30, 2014	14.36	.02	3.89	3.91	—	—	—	—	18.27	27.23	8,681	1.86	.13	77

April 30, 2013	12.48	.04	1.95	1.99	(.11)	—	(.11)	—	14.36	16.10	9,179	1.90	.34	81

April 30, 2012	12.74	(.05)	(.21)	(.26)	—	—	—	—[e]	12.48	(2.04)	11,422	1.92	(.45)	82

Class C

October 31, 2016**	$16.35	.04	.10	.14	—	—	—	—	$16.49	.86*	$27,294	.92*	.24*	41*

April 30, 2016	18.40	—[d]	(.75)	(.75)	(.06)	(1.24)	(1.30)	—	16.35	(3.91)	26,861	1.82[f]	.01[f]	76

April 30, 2015	18.21	(.04)	1.85	1.81	—	(1.62)	(1.62)	—	18.40	10.21	24,125	1.82	(.24)	86

April 30, 2014	14.31	.02	3.88	3.90	—	—	—	—	18.21	27.25	21,011	1.86	.13	77

April 30, 2013	12.46	.05	1.94	1.99	(.14)	—	(.14)	—	14.31	16.12	15,532	1.90	.37	81

April 30, 2012	12.72	(.05)	(.21)	(.26)	—	—	—	—[e]	12.46	(2.04)	14,876	1.92	(.44)	82

Class M

October 31, 2016**	$16.95	.06	.11	.17	—	—	—	—	$17.12	1.00*	$4,415	.80*	.36*	41*

April 30, 2016	19.00	.05	(.78)	(.73)	(.08)	(1.24)	(1.32)	—	16.95	(3.68)	4,147	1.57[f]	.27[f]	76

April 30, 2015	18.74	—	1.91	1.91	(.03)	(1.62)	(1.65)	—	19.00	10.46	4,547	1.57	.02	86

April 30, 2014	14.71	.06	3.99	4.05	(.02)	—	(.02)	—	18.74	27.56	4,349	1.61	.38	77

April 30, 2013	12.80	.08	2.00	2.08	(.17)	—	(.17)	—	14.71	16.42	3,673	1.65	.62	81

April 30, 2012	13.04	(.02)	(.22)	(.24)	—	—	—	—[e]	12.80	(1.84)	3,750	1.67	(.19)	82

Class R

October 31, 2016**	$17.33	.09	.11	.20	—	—	—	—	$17.53	1.15*	$11,981	.67*	.49*	41*

April 30, 2016	19.39	.10	(.80)	(.70)	(.12)	(1.24)	(1.36)	—	17.33	(3.45)	12,223	1.32[f]	.54[f]	76

April 30, 2015	19.10	.05	1.95	2.00	(.09)	(1.62)	(1.71)	—	19.39	10.76	16,327	1.32	.26	86

April 30, 2014	14.98	.11	4.08	4.19	(.07)	—	(.07)	—	19.10	27.97	12,301	1.36	.63	77

April 30, 2013	13.03	.11	2.04	2.15	(.20)	—	(.20)	—	14.98	16.69	8,787	1.40	.86	81

April 30, 2012	13.27	.01	(.23)	(.22)	(.02)	—	(.02)	—[e]	13.03	(1.62)	8,819	1.42	.07	82

Class Y

October 31, 2016**	$17.74	.13	.12	.25	—	—	—	—	$17.99	1.41*	$51,293	.42*	.74*	41*

April 30, 2016	19.84	.17	(.80)	(.63)	(.23)	(1.24)	(1.47)	—	17.74	(2.99)	46,517	.82[f]	.95[f]	76

April 30, 2015	19.49	.15	2.00	2.15	(.18)	(1.62)	(1.80)	—	19.84	11.33	34,044.82		.76	86

April 30, 2014	15.28	.20	4.15	4.35	(.14)	—	(.14)	—	19.49	28.54	26,716.86		1.11	77

April 30, 2013	13.29	.18	2.08	2.26	(.27)	—	(.27)	—	15.28	17.28	15,724.90		1.36	81

April 30, 2012	13.53	.07	(.22)	(.15)	(.09)	—	(.09)	—[e]	13.29	(1.08)	15,357.92		.56	82

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

30 Multi-Cap Value Fund	Multi-Cap Value Fund 31

Financial highlights cont.

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than .01% as a percentage of average net assets per share for each class (Note 2).

The accompanying notes are an integral part of these financial statements.

32 Multi-Cap Value Fund

Notes to financial statements 10/31/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2016 through October 31, 2016.

Putnam Multi-Cap Value Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek capital appreciation and, as a secondary objective, current income. The fund invests mainly in common stocks of U.S. companies of any size, with a focus on value stocks. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market. If Putnam Management is correct and other investors ultimately recognize the value of the company, the price of its stock may rise. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately five years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within five years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Multi-Cap Value Fund 33

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate. Short-term securities with remaining maturities of 60 days or less are valued using an independent pricing service approved by the Trustees, and are classified as Level 2 securities.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and r el ated investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated

34 Multi-Cap Value Fund

to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $29,238,500 and the value of securities loaned amounted to $28,548,253.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Prior to September 22, 2016, the fund participated in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million)  and the same unsecured uncommitted line of credit.  Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee (0.04% prior to September 22, 2016) and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% (0.16% prior to September 22, 2016) per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The aggregate identified cost on a tax basis is $401,404,033, resulting in gross unrealized appreciation and depreciation of $65,173,459 and $17,269,406, respectively, or net unrealized appreciation of $47,904,053.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Multi-Cap Value Fund 35

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,

0.660%	of the next $5 billion,	0.490%	of the next $50 billion,

0.610%	of the next $10 billion,	0.480%	of the next $100 billion and

0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

For the reporting period, the management fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.280% of the fund’s average net assets.

Putnam Management has contractually agreed, through August 30, 2017, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Prior to September 1, 2016, Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each retail account of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Prior to September 1, 2016, Putnam Investor Services had agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes would not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$344,200	Class R	12,801

Class B	6,541	Class Y	52,108

Class C	28,910	Total	$449,092

Class M	4,532

36 Multi-Cap Value Fund

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $252 under the expense offset arrangements and by $15,023 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $335, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$414,469	Class M	16,369

Class B	31,506	Class R	30,827

Class C	139,220	Total	$632,391

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $19,608 and $163 from the sale of class A and class M shares, respectively, and received $2,041 and $136 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$165,797,914	$178,898,426

U.S. government securities (Long-term)	—	—

Total	$165,797,914	$178,898,426

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Multi-Cap Value Fund 37

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 10/31/16		YEAR ENDED 4/30/16
Class A	Shares	Amount	Shares	Amount

Shares sold	977,165	$17,613,857	2,060,077	$37,830,178

Shares issued in connection with
reinvestment of distributions	—	—	1,367,606	23,632,228

	977,165	17,613,857	3,427,683	61,462,406

Shares repurchased	(1,493,829)	(27,028,169)	(2,969,995)	(53,925,913)

Net increase (decrease)	(516,664)	$(9,414,312)	457,688	$7,536,493

	SIX MONTHS ENDED 10/31/16		YEAR ENDED 4/30/16
Class B	Shares	Amount	Shares	Amount

Shares sold	45,846	$767,784	103,192	$1,773,592

Shares issued in connection with
reinvestment of distributions	—	—	30,625	492,444

	45,846	767,784	133,817	2,266,036

Shares repurchased	(66,375)	(1,107,765)	(189,171)	(3,177,644)

Net decrease	(20,529)	$(339,981)	(55,354)	$(911,608)

	SIX MONTHS ENDED 10/31/16		YEAR ENDED 4/30/16
Class C	Shares	Amount	Shares	Amount

Shares sold	217,618	$3,606,596	506,494	$8,548,291

Shares issued in connection with
reinvestment of distributions	—	—	106,496	1,702,865

	217,618	3,606,596	612,990	10,251,156

Shares repurchased	(205,938)	(3,437,857)	(281,021)	(4,703,557)

Net increase	11,680	$168,739	331,969	$5,547,599

	SIX MONTHS ENDED 10/31/16		YEAR ENDED 4/30/16
Class M	Shares	Amount	Shares	Amount

Shares sold	20,024	$344,929	21,558	$375,240

Shares issued in connection with
reinvestment of distributions	—	—	17,586	291,220

	20,024	344,929	39,144	666,460

Shares repurchased	(6,859)	(118,219)	(33,815)	(607,310)

Net increase	13,165	$226,710	5,329	$59,150

	SIX MONTHS ENDED 10/31/16		YEAR ENDED 4/30/16
Class R	Shares	Amount	Shares	Amount

Shares sold	81,904	$1,447,085	274,622	$4,965,101

Shares issued in connection with
reinvestment of distributions	—	—	49,804	842,178

	81,904	1,447,085	324,426	5,807,279

Shares repurchased	(103,719)	(1,826,325)	(461,243)	(8,354,079)

Net decrease	(21,815)	$(379,240)	(136,817)	$(2,546,800)

38 Multi-Cap Value Fund

	SIX MONTHS ENDED 10/31/16		YEAR ENDED 4/30/16
Class Y	Shares	Amount	Shares	Amount

Shares sold	825,725	$15,035,757	1,627,600	$29,346,119

Shares issued in connection with
reinvestment of distributions	—	—	159,404	2,756,103

	825,725	15,035,757	1,787,004	32,102,222

Shares repurchased	(596,648)	(10,920,517)	(881,729)	(15,419,231)

Net increase	229,077	$4,115,240	905,275	$16,682,991

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

	Fair value
	at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Cash Collateral
Pool, LLC*	$25,193,825	$131,203,688	$127,159,013	$—	$29,238,500

Putnam Short Term
Investment Fund**	19,532,019	82,117,071	76,632,818	58,778	25,016,272

Totals	$44,725,844	$213,320,759	$203,791,831	$58,778	$54,254,772

* No management fees are charged to Putnam Cash Collateral Pool, LLC (See Note 1).

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: New pronouncements

In October 2016, the SEC adopted amendments to rules under the Investment Company Act of 1940 (“final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. The final rules amend Regulation S-X and require funds to provide standardized, enhanced derivative disclosure in fund financial statements in a format designed for individual investors. The amendments to Regulation S-X also update the disclosures for other investments and investments in, and advances to affiliates and amend the rules regarding the general form and content of fund financial statements. The compliance date for the amendments to Regulation S-X is August 1, 2017. Putnam Management is currently evaluating the amendments and their impact, if any, on the fund’s financial statements.

Multi-Cap Value Fund 39

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	Multi-Cap Value Fund
Growth Opportunities Fund	Small Cap Value Fund
International Growth Fund
Multi-Cap Growth Fund	Income
Small Cap Growth Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	Government Money Market Fund*
Emerging Markets Equity Fund	High Yield Advantage Fund
Equity Spectrum Fund	High Yield Trust
Europe Equity Fund	Income Fund
Global Equity Fund	Money Market Fund**
International Capital Opportunities Fund	Short Duration Income Fund
International Equity Fund	U.S. Government Income Trust
Investors Fund
Low Volatility Equity Fund	Tax-free Income
Multi-Cap Core Fund	AMT-Free Municipal Fund
Research Fund	Intermediate-Term Municipal Income Fund
Strategic Volatility Equity Fund	Short-Term Municipal Income Fund
Tax Exempt Income Fund
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds†:
Global Dividend Fund	Arizona, California, Massachusetts, Michigan,
The Putnam Fund for Growth and Income	Minnesota, New Jersey, New York, Ohio,
International Value Fund	and Pennsylvania.

40 Multi-Cap Value Fund

Absolute Return	Retirement Income Lifestyle Funds — portfolios
Absolute Return 100 Fund®	with managed allocations to stocks, bonds,
Absolute Return 300 Fund®	and money market investments to generate
Absolute Return 500 Fund®	retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your money	RetirementReady® 2020 Fund
across a variety of stocks, bonds, and money
market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

** You could lose money by investing in the fund. Although the fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The fund’s sponsor has no legal obligation to provide financial support to the fund, and you should not expect that the sponsor will provide financial support to the fund at any time.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Multi-Cap Value Fund 41

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

42 Multi-Cap Value Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	James F. Clark
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Kenneth R. Leibler, Vice Chair	Chief Compliance Officer
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Michael J. Higgins
	Barbara M. Baumann	Vice President, Treasurer,
Investment Sub-Advisor	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Robert E. Patterson	Principal Financial Officer,
Marketing Services	George Putnam, III	Principal Accounting Officer,
Putnam Retail Management	Robert L. Reynolds	and Assistant Treasurer
One Post Office Square	W. Thomas Stephens
Boston, MA 02109		Susan G. Malloy
	Officers	Vice President and
Custodian	Robert L. Reynolds	Assistant Treasurer
State Street Bank	President
and Trust Company		Mark C. Trenchard
	Jonathan S. Horwitz	Vice President and
Legal Counsel	Executive Vice President,	BSA Compliance Officer
Ropes & Gray LLP	Principal Executive Officer, and
	Compliance Liaison	Nancy E. Florek
Vice President, Director of
	Robert T. Burns	Proxy Voting and Corporate
	Vice President and	Governance, Assistant Clerk,
	Chief Legal Officer	and Associate Treasurer

Multi-Cap Value Fund 43

This report is for the information of shareholders of Putnam Multi-Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

44 Multi-Cap Value Fund

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

**Go paperless:** Log on to putnam.com or scan this code to update your mailing options.

SA075 303435 12/16

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Investment Funds

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 27, 2016

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: December 27, 2016